Mineral Interests and Property, Plant and Equipment	12 Months Ended
Dec. 31, 2011
Mineral Interests and Property, Plant and Equipment
Mineral Interests and Property, Plant and Equipment

NOTE 8—Mineral Interests and Property, Plant and Equipment

        The book value of mineral interests totaled $3,140.5 million and $34.9 million as of December 31, 2011 and 2010, respectively. Accumulated amortization totaled $84.2 million and $17.6 million as of December 31, 2011 and 2010, respectively.

        Property, plant and equipment are summarized as follows (in thousands):

	December 31,
	2011	2010
Land	$85,439	$68,695
Land improvements	14,484	12,356
Buildings and leasehold improvements	562,263	25,091
Mine development costs	36,796	84,930
Machinery and equipment	991,794	614,262
Gas properties and related development	222,711	305,697
Construction in progress	332,474	94,798

Total	2,245,961	1,205,829
Less: Accumulated depreciation and depletion	(614,628)	(433,133)

Net	$1,631,333	$772,696